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                                  EXHIBIT 10.9

                              SECOND AMENDMENT TO
                             DPC ACQUISITION CORP.
                             1996 STOCK OPTION PLAN



                 WHEREAS, DPC Acquisition Corp. (the "Company") has heretofore adopted and maintains the DPC Acquisition Corp. 1996 Stock Option Plan (the "Plan") for the benefit of its eligible employees; and

                 WHEREAS, the Company desires to amend the Plan;

                 NOW, THEREFORE, the Plan shall be amended as follows effective January 29, 1998:

                 1. The following new sentence shall be added to Paragraph VIII(c) of the Plan:

                 "Prior provisions of this Subparagraph notwithstanding, in the event of a Corporate Change which results in the owners of at least 50% of the outstanding shares of Stock before such Corporate Change no longer owning such Stock after such Corporate Change and such transfer is to a person or persons who were not owners of Stock before such Corporate Change, all Options then outstanding shall be exercisable in full."

                 2. As amended hereby, the Plan is specifically ratified and reaffirmed.


                 Executed this 29th day of January, 1998.


                                        DPC Acquisition Corp.




                                        By: /s/ Thomas R. Heidenthal
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